UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 PROXY STATEMENT
         (PURSUANT TO SECTION 14(a) OF SECURITIES EXCHANGE ACT OF 1934)
                               (Amendment No.___ )

Filed by Registrant [X]
Filed by a Party other then Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement (PRER14A)
[ ]  Confidential, for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12


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                (Name of Registrant as Specified in Its Charter)

                                 Hydromer, Inc.
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      (Name of Person(s) Filing Proxy Statement, if other then Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1)       Title of each class of securities to which transaction applies:
         COMMON STOCK

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2)       Aggregate number of securities to which transaction applies: 4,587,987

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3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which filing fee is calculated and state how it was determined):

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4)       Proposed maximum aggregate value of transaction:

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5)       Total paid:

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[ ]      Fee paid previously with preliminary material:
[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identifies the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.

                  1) Amount previously paid:

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

                                 HYDROMER, INC.
                              35 Industrial Parkway
                            Branchburg, NJ 08876-3518

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

                          To be held November 19, 2003

The Annual Meeting of the Shareholders of HYDROMER, Inc. (the "Company") will be held on Wednesday, November 19, 2003, at 35 Industrial Parkway, Branchburg, New Jersey at 10 o'clock a.m., for the following purpose, as more fully described in the accompanying Proxy Statement:

         1. To elect 8 directors of the Company for the ensuing year.

         2. To ratify the selection by the Board of Directors of Rosenberg Rich Baker Berman & Company as the Company's independent accountants for fiscal 2003/2004.

         3. Transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on September 1, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at the Meeting.

                  By Order of the Board of Directors



                  /s/ ROBERT J. MORAVSIK
                  ----------------------
                  Robert J. Moravsik, Secretary
                  Branchburg, New Jersey
                  September 15, 2003

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF PROXY CARD IS MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS



QUESTIONS AND ANSWERS..........................................................1


PROXY STATEMENT................................................................3


I.   ELECTION OF DIRECTORS (Proposal I)........................................3
         Name of Nominee and Certain Biographical Information..................3
         Directors Stock Holdings..............................................4
         Meetings and Director's Compensation..................................4
         Audit Committee.......................................................5
         Audit Committee Report................................................5
         Corporate Policy on Business Practices................................5
         Executive Officers....................................................5
         Compensation of Executive Officers....................................6
         Stock Options.........................................................7
         Stock Option Information Table........................................7
         Certain Arrangements with Directors and Executive Officers............8
         Information Concerning Certain Shareholders...........................8
         Other Information.....................................................8


II.  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
     (Proposal II).............................................................9


III. OTHER MATTERS.............................................................9


IV.  MISCELLANEOUS.............................................................9


V.   EXCHANGE ACT COMPLIANCE...................................................9


VI.  SHAREHOLDER PROPOSALS....................................................10


VII. INTERNET WEB SITE........................................................10

                                 HYDROMER, Inc.
                              35 Industrial Parkway
                              Branchburg, NJ 08876

                                 PROXY STATEMENT
                  QUESTIONS AND ANSWERS ABOUT HYDROMER'S ANNUAL
                               MEETING AND VOTING.


What is the purpose of the Annual Meeting?

At the annual meeting, the stockholders will elect 8 directors; ratify the Company's choice of auditors and act upon anything else that properly comes before the meeting. In addition, the management will give a report on the performance during the fiscal year beginning July 1, 2002 and ending June 30, 2003.

Why Did I Receive This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because Hydromer's Board of Directors is soliciting your proxy to be used at the annual meeting of stockholders on November 19, 2003, at 10:00 a.m. (EST), at 35 Industrial Parkway, Branchburg, NJ 08876, or at any adjournment of the meeting. This proxy statement discloses the information you need to know to vote on an informed basis. We are first mailing this proxy statement and the enclosed proxy card to stockholders on or about September 15, 2003.

Who Can Vote?

You are entitled to vote if you owned Hydromer common stock on the record date, which is the close of business on September 1, 2003. Each share of Hydromer common stock that you own, entities you to one vote.

Who can attend the meeting?

Only stockholders of record on the close of business on the record date, or their duly appointed proxies, may attend the meeting. Registration begins at 9:30am.

How Many Shares Of Voting Stock Are Outstanding?

On the record date, there were 4,587,987 shares of Hydromer common stock outstanding. Hydromer common stock is our only class of voting stock.

What Constitutes A Quorum?

A quorum is a majority of the outstanding shares entitled to vote which are present or represented by proxy at the meeting i.e. 2,293,994 shares. There must be a quorum for the transaction of business at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum.

Broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are also included in determining the presence of a quorum.

What Am I Voting On?

         1. The election of eight individuals to serve on our Board of
         Directors: Manfred F. Dyck, Ursula M. Dyck, Dieter Heinemann, Robert Bea, Dr. Maxwell Borow, Dr. Klaus J.H. Meckeler, Dr. Frederick Perl and Michael F. Ryan, PhD.

         2. The ratification of the selection of Rosenberg Rich Baker Berman & Company as our independent public accountants for the fiscal year beginning July 1, 2003.

How Does The Board Of Directors Recommend I Vote On the Proposals?

The Board of Directors recommends a vote FOR each of the Board's nominees and FOR the appointment of Rosenberg Rich Baker Berman & Company as our independent public accountants for fiscal 2003/2004.

How Do I Vote?

To vote by proxy you should complete, sign and date the enclosed proxy card and return it promptly in the prepaid envelope provided with this proxy statement.

To vote in person, you may attend the meeting and cast your vote in person.

May I Revoke My Proxy?

You may revoke your proxy at any time before it is voted in either of the following ways:

         1. You may submit another proxy card with a later date.

         2. You may notify Hydromer's Secretary in writing before your proxy is voted that you have revoked your proxy.

If I Plan To Attend The Meeting, Should I Still Vote By Proxy?

Whether you plan to attend the meeting or not, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the meeting, and your proxy will not be used if you are personally present at the meeting and inform the Secretary in writing prior to the voting that you wish to vote your shares in person. The Secretary will have proxy revocation forms at the meeting in case you want to revoke your proxy and vote in person.

How Will My Proxy be voted?

If you properly fill in your proxy card and send it to us, your proxy holder (one of the individuals named on your proxy card) will vote your shares as you have directed. Under the rules of the various exchanges, if your broker is a member of the exchange and holds your shares in its name, the broker may vote your shares on Proposals 1 and 2 if it does not receive instructions from you. If you sign the proxy card but do not make specific choices, the proxy holder will vote your shares as recommended by the Board of Directors as follows:

                  "FOR" the election of all nominees for director, "FOR" ratification of the selection of independent auditors for 2003/2004

What Vote Is Required To Approve Proposals?

Directors are elected by a plurality of the shares voting at the meeting. If you do not vote for a particular nominee, or you indicate, "withhold authority to vote" for a particular nominee on your proxy, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome.

How Will Voting On Any Other Business Be Conducted?

Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your returned proxy gives authority to proxy holders to vote on these matters in their discretion.

PROXY STATEMENT

This Proxy Statement, which will be mailed commencing on or about September 15, 2003 to the persons entitled to receive the accompanying Notice of Annual Meeting of Shareholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of HYDROMER, INC., for use at the Annual Meeting of Shareholders to be held at 35 Industrial Parkway, Branchburg, New Jersey 08876-3518 at 10 o'clock a.m., on November 19, 2003 and at any adjournment thereof, for the purposes set forth in this Notice. The Company's executive office is also located at 35 Industrial Parkway, Branchburg, New Jersey 08876-3518.

At the close of business on September 1, 2003, the record date stated in the accompanying Notice, the Company had 4,587,987 outstanding shares of Common Stock without par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to come before the Meeting. The Company has 10,917 shares of Common Stock, which are Treasury Stock and not entitled to vote. The Company has no class or series of stock outstanding other than the Common Stock.

As of September 1, 2003, Manfred F. Dyck, Chairman of the Board and a director of the Company, beneficially owned approximately 35.1% of the outstanding Common Stock of the Company, and his wife Ursula M. Dyck, a director of the Company, beneficially owned an additional 3.8% of the Common Stock. In addition, Mr. Dieter Heinemann, a director of the Company owns 14.3% of the outstanding Common Stock of the Company. Such ownership totaling 53.2% enables these three shareholders to exercise a controlling influence over the Company's affairs.

I.   ELECTION OF DIRECTORS (Proposal I)

Eight directors will be elected at the Annual Meeting of Shareholders, each to serve for one year and until a successor shall have been duly chosen and qualified. Each director is elected by a plurality of votes cast. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the eight nominees listed in the following table, unless otherwise instructed in the Proxy. In case any of the nominees is unable or declines to serve, the proxy holders reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in his or her stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve. Certain information concerning the nominees for election as directors is set forth below. They furnished such information to the Company.

Name of Nominee and Certain Biographical Information

MANFRED F. DYCK, age 68; Chairman of the Board of the Company since June 1983 and Chief Executive of the Company since July of 1989; Director of Biosearch Medical Products Inc., from 1975 until 2000; Director of the Company since 1980. Manfred and Ursula Dyck are husband and wife.

MAXWELL BOROW, M.D., age 77, Medical Doctor, retired Chief of Surgery at Somerset Medical Center (hospital) from 1985-1994, Chief of Vascular Surgery at Somerset Medical Center from 1978-1985; Director of the Company since 1990.

URSULA M. DYCK, age 69; Director of the Company since 1980. Ursula and Manfred Dyck are wife and husband.

DIETER HEINEMANN, age 65; Specialist, Frankfurt, [Germany] Stock Exchange since prior to 1987. Director of the Company since 1991.

ROBERT H. BEA, age 50; Vice President, Regulatory and Quality Assurance, Siemens Medical Solutions USA, Inc. since 1994; Vice President of Quality Assurance and Regulatory Affairs of Biosearch Medical Products, Inc., from 1992- 1994; Previously, he worked at Johnson & Johnson where he held positions of increasing responsibility in Quality/Regulatory affairs from 1973-1991. Director of the Company since 1996.

FREDERICK A. PERL, MD, age 75, Attending staff, Somerset Medical Center since 1957; Consulting staff Obstetrics and Gynecology, Carrier Clinic since 1959; Affiliated with St. Peter's Medical Center, active staff since 1994, Director of Biosearch Medical Products from December 1996 until February 2000 when appointed to the Board of the Company.

KLAUS J.H. MECKELER, M.D. age 69; Clinical Professor of Medicine, UMDNJ, Robert Wood Johnson Medical School; Former Chief of Gastroenterology and Director of Endoscopic Clinic (a clinic specializing in gastrointestinal disorders) Somerset

Medical Center, since 1966; Director of Biosearch Medical Products from January 1984 to February 2000. Appointed to the Board of the Company in February 2000.

MICHAEL F. RYAN, PhD age 60; President e-ClinicalMentor since 2000 and Consultant-Medical Marketing Decisions since 2000; Vice President Internal Medicine, Quintiles Americas 1997-1999. Member of the Company's Board of Directors since August 2003.

Directors Stock Holdings

NAME                    Stock Owned (1)         %
                        On Record Date

MANFRED F. DYCK,         1,608,189 (2)          35.1%
MAXWELL BOROW, M.D          14,000 (5)          Less than 1%
URSULA M. DYCK,            175,000 (3)          3.8%
DIETER HEINEMANN,          656,000 (4)          14.3%
ROBERT H. BEA                - 0 - (6)
KLAUS J.H. MECKELER          - 0 - (7)
FREDERICK L. PERL            - 0 - (8)
MICHAEL F. RYAN, PhD         - 0 -

(1) As of September 1, 2003, except as otherwise indicated below, each nominee has sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 86,452 shares held by Mr. Dyck as custodian/trustee for certain of his children/grandchildren and does not include 163,554 shares held with sole voting investment power by Mr. Dyck's children and relatives of Mr. Dyck's, as to which Mr. Dyck disclaims beneficial ownership, or shares held by Ursula M. Dyck, his wife. Excludes 155,854 options held by Mr. Dyck.

(3) Does not include 163,854 shares held with sole voting and investment power by Mrs. Dyck's children, as to which Mrs. Dyck disclaims beneficial ownership, or shares held by Manfred F. Dyck, her husband, individually or as custodian. Includes 40,000 shares held by Mrs. Dyck as custodian for her grandchildren. Excludes 44,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Excludes 42,000 options held by Mr. Heinemann.

(5) Excludes 37,000 options held by Dr. Borow

(6) Excludes 42,000 options held by Mr. Bea

(7) Excludes 34,000 options held by Dr. Meckeler.

(8) Excludes 32,000 options held by Dr. Perl

Meetings and Director's Compensation

During the past fiscal year, the Board of Directors of the Company met four times. All Directors attended at least 75% of the meetings except for Michael F. Ryan, PhD who was appointed to the Board in August of 2003.

Since May of 1990, directors have been compensated at the rate of $750 per meeting for directors meetings attended in person, and $200 per meeting for telephone conference meetings. In addition, directors may attend operational meetings with Company management, and will be compensated at the rate of $500 per meeting for attendance at such meetings. No such operational meetings were held in the fiscal year 2002/2003.

The Board of Directors of the Company does not have a separate Nominating Committee or Compensation Committee. The entire Board performs these functions.

Audit Committee

On November 13, 2002 the Board ratified the then existing membership of the audit committee consisting of the outside directors, Robert Bea (Chairman), Dr. Klaus Meckeler & Dr. Frederick Perl. None of these members are "financial experts" as the Company is of the opinion that the financial aspects of the Company are not complicated hence are within the scope of the collective experience of the Audit Committee. In the event any financially complex issues arise, the Audit Committee is empowered by its charter to retain or hire such independent expertise. The Audit Committee Charter is posted on the Company's Web site at http://www.hydromer.com . The Audit committee met 3 times, the last meeting during a recess in the regular Board meeting, to review the fiscal year ending June 30, 2003. It issued the following report:

Audit Committee Report

         The following is the audit committee's report submitted to the Board of Directors for the year ended June 30, 2003.

         The Audit Committee of the Board of Directors has:

                    .  reviewed and discussed the Company's audited financial
                  statements for the year ended June 30, 2003 with the Company's management;

                    .  discussed with Rosenberg Rich Baker Berman & Company
                  ("RRBB") the Company's independent auditors, the materials required to be discussed by Statement of Auditing Standard 61;

                    .  reviewed the written disclosures and the letter from RRBB required by Independent Standards Board No. 1 and has discussed with RRBB its independence; and

         Based on the foregoing review and discussion, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's 2002/2003 Annual Report on Form 10-KSB.

         THE AUDIT COMMITTEE
         Robert H. Bea
         Fredrick L. Perl
         Klaus H. Meckeler



Corporate Policy on Business Practices

On June 22, 2000 the Board adopted a set of policies applicable to Directors, Officers and employees of the Corporation covering subjects: 1. Loyalty to Corporation; 2. Conflict of Interest; 3. Anti-Trust Compliance; 4. Inside Information and Trading in Company's Securities; 5. Prohibition on Political Contributions; 6. Equal Opportunity Employment; 7. Environmental Health and 8. Legal Compliance. The present Policy is posted on the Company's web site at http://www.hydromer.com. It is the intent of the Company to adopt a Code of Ethics for the C.E.O. and C.F.O. before the end of the 2003/2004 fiscal year and post it on the Company's web site.

Executive Officers

Manfred F. Dyck has been Chairman of the Board of the Company since June 1983 and a Director of the Company since its inception. Mr. Dyck served as Chief Executive Officer of the Company from its inception until October 1986, and as of August 1989, reassumed the duties of Chief Executive Officer. Mr. Dyck has been Chief Executive Officer and a Director of Biosearch Medical Products Inc. from 1975 to 2000. He holds a B.S. in Chemical Engineering.

Robert J. Moravsik has been Vice-President and General Counsel since April 1998 and Senior Vice President, General Counsel and Secretary since February 2000. He also serves in the same capacity for Biosearch Medical Products, Inc. (a wholly owned subsidiary as of February 2000) since 1987. Prior to this he was Vice-President and General Counsel to Fisher Stevens, Inc., a subsidiary of the Bureau of National Affairs. Mr. Moravsik is admitted to practice in the states of New Jersey and New York, the Federal District Court of New Jersey and the United States Supreme Court. He holds a B.S. in Aerospace Engineering, an M.S. in Computer Science and a J.D. in Law.

Martin C. Dyck has been Vice President of Operations of the Company since February 2000 and Executive Vice President since June 2001. He also serves as President of the Company's wholly owned subsidiary, Biosearch Medical Products, Inc since 1998. Prior to that he served as Vice President of Operations. Martin
C. Dyck is the son of Mr.Manfred F. Dyck and Mrs. Ursula M. Dyck. He holds a B.S. in Finance with a minor in Mechanical Engineering.

Rainer Gruening, PhD has been Vice President of R&D since June 2001. Prior to this he held the position of Manager of Regulatory Affairs in AM Cosmetics. Dr. Gruening has his PhD in Chemistry from the University of Marburg in Germany.
He is listed as an inventor on 16 patents and has authored or co-authored 35 publications on the synthesis and formulations of antimicrobial polymeric coatings, cosmetics, adhesives and marine anti-fouling products.

Robert Y. Lee, CPA, Vice President of Finance and Chief Financial Officer since June 1, 2001. He earned a MBA in Finance and International Business, and a Bachelors of Science in Accounting and information Systems, both from New York University's Stern School of Business. His experience includes over 16 years of professional experience in various growing capacities, including three years at the NY office of Coopers and Lybrand with their Emerging Business Group, two years at Bristol Myers Squibb Internal Auditing group, five years with ASARCO's Southern Peru Copper Corporation and three years with Citigroup.

Compensation of Executive Officers

The following table sets forth information concerning cash compensation paid or accrued by the Company during the fiscal year ended June 30, 2003, to the CEO and for each of the executive officers of the Company whose total cash compensation exceeded $100,000.

                                   Annual Compensation           Long-Term Compensation

Name and                                      Other Annual       Restricted
Principle                                     Compensation($)    Stock         Options      LTIP       All other
Position                   Year    Salary     Bonus      (1)     Awards        /SAR         Payouts    Compensation

Manfred F. Dyck            2003    235,962        --    5,000            --     8,000            --              --
Chairman,                  2002    225,000        --    5,000                  10,000
President, CEO             2001    210,385        --    5,000                  71,314(2)

Martin C. Dyck             2003    136,231     5,000    5,000                      --
Exec. VP                   2002    122,769        --    5,000                  50,000
                           2001    119,770    29,109    5,000                  21,105

Robert J. Moravsik         2003    125,423        --    5,000                      --                            --
Senior VP                  2002    115,000        --    5,000                      --
                           2001    111,308              5,000                  21,105

Robert Y. Lee, VP          2003    124,769        --    3,000                      --
                           2002    120,000        --    3,000                   9,000

Dr. Rainer Gruening, VP    2003    121,923        --    5,000                      --
                           2002    115,000        --    5,000                   9,000


The aggregate value of restricted shares of the Company held by Manfred F. Dyck as of June 30, 2003 was approximately $1,369,563 (based on a market price of $0.90/share and includes only shares held directly, does not include options or shares held as custodian.)

(1) Amount of Automobile Allowance, which was paid in the year shown.

(2) As part of a stock option plan covering active Directors, 8000 options were awarded for fiscal 2000/2001, 10,000 for fiscal 2001/2002 and 8,000 for fiscal year 2002/2003 (see "Stock Options"). In addition as part of a stock plan for the CEO 63,314 options were awarded for fiscal 2000/2001 at $1.46 per share.

Stock Options:

It has been the practice and opinion of the Board of Directors that stock option awards are needed to attract and retain talented executive management/scientific employees. All plans which award employees' stock options provide that the options are lost when employment ends. In the specific case the employment relationship is terminated by the Company, the stock options that are vested must be exercised in 30 days after the employment relationship ends. In the case of awards to Directors the options vest on the date of grant and may be exercised at anytime within the option period, which is generally five years. From time to time the Board awards options to employees for outstanding accomplishments or as part of an employment agreement. These awards are based on factors, which the Board considers important, and of benefit to the Company. The option price has traditionally been set at the 5 day weighted average of the market price prior to the date of the award, hence in the opinion of the Company the option have no value on the award date. None of these plans or discretionary awards has been submitted or are subject to the approval of stockholders.

In 1984 the Board of Directors conferred upon Manfred F. Dyck, Chairman of the Board of the Company, the authority to grant to employees of the Company including executive officers, options to purchase up to 15,000 shares of the Common Stock of the Company at an exercise price of $1.00 per share, and upon such other terms and conditions as the Chairman may determine. No such options were granted during the 2002/2003 fiscal year under this plan.

In August 1998 the Board of Directors authorized a stock option plan effective July 1, 1998 for senior management. Under the plan, senior management would each be issued stock options in an amount equal to 1% of the incremental market cap increase of the Company (defined as # of outstanding shares times share price) on June 30th in each of the next three years. In August 2001 the Board extended the stock option plans for Senior Management and the President (see below) for three more years ending June 30, 2004 under the same terms. The plan for senior management includes 4 members in the 2002/2003 fiscal year. The market cap did not increase in 2002/2003 so no awards were made under this plan.

These options are in effect for 5 years. 20% vest immediately and the remaining 80% vest over the following 8 quarters. Options issued under the plan were:

         Name                  Date         Number of Options    Price

Robert J. Moravsik, SVP    June 30, 2001         21,105           1.46
Martin C. Dyck, EVP        June 30, 2001         21,105           1.46

On January 22, 1998 the Board of Directors also authorized a similar stock option plan for Manfred Dyck, Chairman and CEO effective July 1, 1998. Under the plan, he would be issued stock options in an amount equal to 3% of the incremental market cap of the Company (defined as # of outstanding shares times share price) on June 30th in each of the following years. See Compensation of Executive Officers for the awards under this plan.

On January 22, 1998 the Board of Directors approved an option plan for active directors (an active director attends all the meetings of the Board) that would give each active director of the Company 5,000 options with a strike price on September 1, and each subsequent year on the record date. On February 22, 2000 the option plan was amended to grant each director 2,000 options for each meeting attended with a strike price set just prior to the annual meeting date. (The price shall be the prior 5 day-weighted average.)


Stock Option Information Table

Total Options (1 option is for 1 share of common stock)
Exercisable on 9/1/03..........................................       505,910
Weighted Exercise Price........................................         $0.93
Total Number of Shares Reserved for
         All Options issued....................................     1,060,244

     Note: none of the options awarded above were awarded subject to plans approved by stockholders.

Certain Arrangements with Directors and Executive Officers

There are no loans, credit arrangements or other similar arrangements with Directors or Officers of the Company. The Company maintains a 401K Retirement Plan, which is open to all full time employees. It has been the Company's practice to match 25% of each employee's contribution up to 6% of the employee's salary. No stock of the Company is maintained in this plan.

Information Concerning Certain Shareholders

The shareholders (including any "group" as that term is used in Section 13(d)
(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of the outstanding Common Stock as of September 1, 2003, and all directors and officers of the Company as a group, and their respective stock holdings (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.

                                    Shares of Common
                                    Stock Owned                Percent of Class
Name and Address                    Beneficially (1)

Manfred F. Dyck                     1,608,189 (2)(3)                 35.1%
255 Holland Road
Far Hills, NJ 07931

Dieter Heinemann                      656,000 (4)                    14.3%
Goldbergweg 6460599
Frankfurt AM
Federal Republic
of Germany

Ben Posdal                            355,361                         7.7%
PO Box 23632
Tampa, Fl 22623

All Directors and Officers          2,489,189(2)(3)(4)(5)            54.3%
As a group (12 persons)

(1) As of September 1, 2003, except as otherwise indicated below, each nominee had sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 86,452 shares held by Mr. Dyck as custodian for certain of his children/grandchildren and does not include 163,554 shares held with sole voting and investment power by Mr. Dyck's children and relatives of Mr. Dyck's, as to which Mr. Dyck disclaims beneficial ownership. Excludes 155,854 options held by Mr. Dyck.

(3) Does not include 175,000 shares held by Ursula M. Dyck, Mr. Dyck's wife, individually and as custodian. Does not include 44,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Also excludes 42,000 options held by Mr. Heinemann.

(5) Excludes, 37,285 stock options held by Mr. Moravsik, 81,105 stock options held by Mr. Martin C. Dyck, 9000 stock options held by Robert Y. Lee, 9000 options held by Dr. Rainer Gruening and 155,854 stock options held by Mr. Manfred F. Dyck. Excludes all options held by Directors. (See "Stock Options")

Other Information Concerning Directors, Officers and Shareholders

There is no other information regarding Officers and Shareholders.

II.  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal II)

Subject to ratification by the stockholders, the Board of Directors has selected the firm of Rosenberg Rich Baker Berman & Company ("RRBB") as the Company's independent public accountants for the current year. Payments to RRBB for the two previous fiscal years were:

                           Fiscal year ending           Fiscal year ending
                              June 30, 2003                June 30, 2002

Audit fees                      $ 28,500                     $ 34,500

Audit related fees                    --                           --
Tax fees                              --                           --
All other fees                        --                           --

Representatives of RRBB are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

III. OTHER MATTERS

The Board of Directors of the Company does not know of any other matters, which may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

IV.  MISCELLANEOUS

If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the proxy is revoked by written notice addressed to and received by the Secretary of the Corporation. If no directions are indicated in such Proxy, the shares represented thereby will be voted in the election of directors in favor of the nominees proposed by the Board of Directors, and in favor of ratification of the Independent Certified Public Accountants. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a shareholder who may theretofore have given a Proxy will not have the effect of revoking the same unless the shareholder so notifies the Secretary of the meeting in writing at any time prior to the voting of the shares represented by the Proxy.

Votes that are withheld and broker non-votes will be treated as shares that are present for purposes of determining a quorum. Withheld votes will be excluded in determining whether a nominee for director or the ratification of independent certified public accountants, has received a plurality of the votes cast.

All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by mail and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting materials to their principals.

It is important that Proxies be returned promptly. Shareholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their vote can be recorded.

V.   EXCHANGE ACT COMPLIANCE

Section 16(a) of the Securities Exchange Act requires that certain of the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's securities, file reports of ownership and changes in ownership of the Company's securities with the Securities Exchange Commission. Officers, directors and greater than ten percent shareholders are required to provide the Company with copies of the forms they file. Based solely upon its review of copies of such forms received by the Company, and upon representations by the Company's officers and directors regarding compliance with the filing requirements, the company believes that in Fiscal 2002/2003, all filing requirements applicable to its officers, directors and ten percent shareholders were complied within a timely manner.

VI.  SHAREHOLDER PROPOSALS

The Company must receive shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders of the Company by May 19, 2004 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

VII. INTERNET WEB SITE

The Company maintains a WEB site on the Internet with and address of http://www.hydromer.com which describes the products and services sold by the Company and contains product brochures, which can be downloaded. The web site contains the Company's Policy on Business Conduct, the Audit Committee Charter, links, which any person can use to obtain documents filed with the Security and Exchange Commission and links to various financial services, which post the current stock price and current press releases. Stockholders are invited to browse this information and send comments to the webmaster@hydromer.com.

                                 HYDROMER, Inc.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           For the Annual Meeting of Stockholders on November 19, 2003

The undersigned hereby appoints Robert J. Moravsik and Robert Y. Lee and each of them, to represent the undersigned at the Annual Meeting of Stockholders of Hydromer, Inc. to be held at Hydromer's facility located at 35 Industrial Parkway, Branchburg, New Jersey, on Wednesday, November 19, 2003 at 10:00 a.m., and at any adjournment thereof, on all matters coming before such meeting.



--------------------------------------------------------------------------------

Please mark

                                                                                                                your votes as

                                                                                                                 indicated in

                                                                                                                      example


1. Election of Manfred F. Dyck;                 FOR all nominees (except as       WITHHOLD AUTHORITY         2. The ratification of
   Dr. Maxwell Borow;                           provided to the contrary below)   to vote for all nominees      the appointment of
   Dieter Heinemann; Ursula M. Dyck;                                                                            Rosenberg, Rich,
   Robert H. Bea; Dr. Klaus Meckeler                      _________                        ________             Baker, Berman &
   Dr. Frederick Perl and Michael F. Ryan, PhD                                                                  Company as Company's
   Dr. Frederick Perl and Michael F. Ryan, PhD                                                                  Independent
                                                                                                                Accountants for
                                                                                                                fiscal 2003/2004.

                                                                                                           FOR     AGAINST   ABSTAIN
                                                                                                           ____      ____      ____
INSTRUCTIONS: to withhold authority for any nominee, write
that nominee's name here:

________________________________________________________________                                             3. In their discretion,
                                                                                                                the proxies are
                                                                                                                authorized to vote
                                                                                                                upon such other
                                                                                                                business as may
                                                                                                                properly come before
                                                                                                                the meeting or any
                                                                                                                postponement or
                                                                                                                adjournment thereof.

                                                                                                             THIS PROXY IS SOLICITED
                                                                                                             ON BEHALF OF THE BOARD
                                                                                                             OF DIRECTORS AND WILL
                                                                                                             BE VOTED IN ACCORDANCE
                                                                                                             WITH THE DIRECTIONS
                                                                                                             APPEARING ON THIS SIDE.
                                                                                                             IF A CHOICE IS NOT
                                                                                                             INDICATED WITH RESPECT
                                                                                                             TO ITEMS 1 or 2, THIS
                                                                                                             PROXY WILL BE VOTED
                                                                                                             "FOR" SUCH ITEM. THE
                                                                                                             PROXIES WILL USE THEIR
                                                                                                             DISCRETION WITH RESPECT
                                                                                                             TO ANY OTHER MATTER
                                                                                                             PROPERLY BROUGHT BEFORE
                                                                                                             THE MEETING OR
                                                                                                             POSTPONEMENT OR
                                                                                                             ADJOURNMENT THEREOF.
                                                                                                             THIS PROXY IS REVOCABLE
                                                                                                             AT ANY TIME BEFORE IT
                                                                                                             IS EXERCISED.

                                                                                                   Receipt herewith of the Company's
                                                                                                   Annual Report and notice of
                                                                                                   meeting and proxy statement dated
                                                                                                   September 15, 2003 is hereby
                                                                                                   acknowledged.

                                                                                                   PLEASE SIGN, DATE AND MAIL TODAY

Signature(s) of Stockholders(s)_______________________________________________________________________        Date__________ 2003

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer please give FULL title.


                                                      ^ FOLD AND DETACH HERE ^



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